Exhibit 5 (h)

                                                                       BD1995

Application for                                Allstate Life Insurance Company
Allstate Advisor variable annuities            Std Mail: P.O. Box 80469 Lincoln, NE 68501-0469
Issued by Allstate Life Insurance Company      Express: 2940 S. 84th St Lincoln, NE 68506-4142
                                               Phone 1-800-203-0068 - Fax 866-628-1006


--------------------------------------------------------------------------------
1.PROGRAM SELECTION

/ / ALLSTATE VARIABLE ANNUITY

/ / ALLSTATE VARIABLE ANNUITY - L SHARE
    FOR BROKER USE ONLY:
    / / Program B       / / Program C

--------------------------------------------------------------------------------

2. SELECT OPTIONAL BENEFIT(S) Optional Benefits are subject to certain age and other restrictions. May not be available with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.


Living Benefit Options - Select all that Apply:

/ / TrueReturn/SM/ Accumulation Benefit (AB) - Select Guarantee Option 1 OR Guarantee Option 2. Investment restrictions apply.
    For more information, please refer to the instruction page:

        / / Guarantee Option 1      Rider Period: ________ years (8 - 20 years)
            Select the / / Custom Model (skip Section 10A, complete Section 10B)
            or one of the following TrueBalance/SM/ Asset Allocation Models
                       / / Conservative (skip Sections 10A and 10B)          / / Moderately Conservative (skip Sections 10A and 10B)

        / / Guarantee Option 2      Rider Period: ________ years (10 - 20 years)
            Select the / / Custom Model (skip Section 10A, complete Section 10B)
            or one of the following TrueBalance/SM/ Asset Allocation Models
                       / / Conservative (skip Sections 10A and 10B)          / / Moderately Conservative (skip Sections 10A and 10B)
                       / / Moderate (skip Sections 10A and 10B)              / / Moderately Aggressive (skip Sections 10A and 10B)
                       / / Aggressive (skip Sections 10A and 10B)

/ / SureIncome/SM/ Withdrawal Benefit (WB) - Investment restrictions apply. For more information, please refer to the instruction page
            Select the / / Custom Model (skip Section 10A, complete Section 10B)
            or one of the following TrueBalance/SM/ Asset Allocation Models
                       / / Conservative (skip Sections 10A and 10B)          / / Moderately Conservative (skip Sections 10A and 10B)
                       / / Moderate (skip Sections 10A and 10B)              / / Moderately Aggressive (skip Sections 10A and 10B)
                       / / Aggressive (skip Sections 10A and 10B)


Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ / Enhanced Beneficiary Protection - Available for owners, annuitant, and co-annuitant age 0-79
/ / Earnings Protection Death Benefit - Available for owners, annuitant, and co-annuitant age 0-79
/ / Spousal Protection Benefit - Available for owners and annuitant age 0-90, and co-annuitant age 0-79 (limitations may apply)


3.   Owner - If no  Annuitant  is  specified in Section 5, the Owner will be the
     Annuitant.
                                        // Male         // Trustee      // Grantor
                                        // Female       // CRT          // Non-Grantor  / / Other_______
________________________________________________________________________________________________________
Name                                    Gender                  Owner Type

SS#/TIN _________________________       __________________      _______________________
                                        Date of Birth           Phone
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip

________________________________________________________________________________________________________
Mailing address (if different from above)       City                State               Zip


Bar Code Here-For Home Office Use Only

BD1995                                                    PAGE 1 OF 6 (05/05 v3)

                                                                       BD1995

--------------------------------------------------------------------------------

4.   Joint Owner - (If any)

                                        // Male
                                        // Female
________________________________________________________________________________________________________
Name                                    Gender

SS#/TIN _________________________       ______________       _______________________
                                        Date of Birth        Relationship to Owner
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)                City                State               Zip


-------------------------------------------------------------------------------




5.   Annuitant - Complete only if different from the Owner listed above.

                                        // Male
                                        // Female
________________________________________________________________________________________________________
Name                                    Gender

SS#/TIN _________________________       ______________
                                        Date of Birth
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)                City                State               Zip

                                                                                // Male
                                                                                // Female
________________________________________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth                   Gender
(Complete only if Spousal Protection Benefit is selected in Section 2.)

-------------------------------------------------------------------------------


6. Beneficiary(ies) - Spouse must be the sole Primary Beneficiary if the Spousal Protection Benefit is selected in Section 2.

1.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
2.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
3.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
4.____________________________________________________________________________________________________%
  Contingent Name      SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip

------------------------------------------------------------------------------

7.   CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

Owner           / / Yes         / / No          Joint Owner             / / Yes         / / No
Annuitant(s)    / / Yes         / / No          Beneficiary(ies)        / / Yes         / / No

1. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

2. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

--------------------------------------------------------------------------------

8.      Type of Plan

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other _________________
Tax year for which IRA contribution is being made _____  Contribution by: // Employer // Individual

-------------------------------------------------------------------------------
BD1995                                                    PAGE 2 OF 6 (05/05 v3)

                                                                       BD1995

9.   Initial Payment

Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company.

A.   Source of Payment

        // Initial Payment  // Transfer  // Rollover  // 1035 Exchange

B.   Method of Payment

        // Personal Check  // Cahier's Check/Money Order  // 3rd Party Check  // Wire   / / Other _________

C.   Allocation of Payment

     1. This option available only if SELECTING TrueReturn/SM/ or SureIncome/SM/ Benefits in Section 2. Allocations must be whole percentages and total 100%. If NOT selecting the TrueReturn/SM/ or SureIncome/SM/ Benefits, move to options 2 or 3 below.

     a. / /  _____% of purchase payment allocated to the Variable Subaccount(s)
                 selected in Section 10B or TrueReturn/SM/ Asset Allocation Model selected in Section 2.

     b. / / _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) in Section 10B or TrueReturn/SM/ Asset Allocation Model selected in Section 10A. All money must be transferred out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     2. This option available only if NOT SELECTING TrueReturn/SM/ or SureIncome/SM/
        Benefits in Section 2.  Allocations must be whole percentages and total
        100%.

     a. / /  _____% of purchase payment allocated to the Variable Subaccount(s)
                 selected in Section 10B or TrueReturn/SM/ Asset Allocation
                 Model selected in Section 2.

     b. / /  _____% of purchase payment allocated to the DCA Account*. Money will be  transferred in equal monthly installments out of the DCA
                  Account to the Variable Subaccount(s) in Section 10B or
                  TrueReturn/SM/ Asset Allocation Model selected in Section 10A.
                  All money must be transferred out of the DCA Account by the end of the selected installment period.


                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     c. / / _____% of purchase payment allocated to the Guarantee Period
              Accounts*. Allocations must be whole percentages.

                Portion to allocate to Guarantee Period Accounts**
                                                                / / 1-Year Guarantee Period  ________ %
                                                                / / 3-Year Guarantee Period  ________ %
                                                                / / 5-Year Guarantee Period  ________ %
                                                                / / 7-Year Guarantee Period  ________ %
                                                                / / 10-Year Guarantee Period ________ %



     3. / / Growback Strategy* - This option available only if NOT SELECTING TrueReturn/SM/ or SureIncome/SM/ Benefits in Section 2.A portion of purchase payment allocated to the (select one) / / 3 / / 5 / / 7 or / / 10 Year Guarantee Period Account** and the remainder allocated to the Variable Subaccount(s). The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.

     This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available in all states or with all products.

** The 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA). MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate. See contract or prospectus for more details. Guarantee Period Accounts may not be available in all products. IMPORTANT-MVA does not apply in GA, MD, OR, TX, and WA. MA:
The 1-year guarantee period account is not available.

--------------------------------------------------------------------------------
BD1995                                                    PAGE 3 OF 6 (05/05 v3)

                                                                       BD1995

10. Investment Choices-If you did NOT select a TrueBalance/SM/ model in Section 2, complete Section 10A OR 10B to indicate the desired initial payment allocation. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.

A. TRUEBALANCESM ASSET ALLOCATION PROGRAM - May not be available in all states or with all products

IMPORTANT: If you selected the Custom Model in Section 2 or do not wish to use the TrueBalanceSM Asset Allocation Program, skip this section and move down to
Section 10B.

Select ONE of the following Models if you wish to use the TrueBalanceSM Asset Allocation Program to allocate your purchase payment or DCA transfers to the Variable Subaccount. If you have chosen to allocate a portion of your purchase payment to the DCA or Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select.


|_| Conservative |_| Moderately  Conservative |_| Moderate |_|  Moderately  Aggressive  |_|  Aggressive



By selecting one of these Asset Allocation Models, you acknowledge receipt of the TrueBalanceSM Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected. Each Model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.


B. VARIABLE SUBACCOUNTS - Complete this section only if NOT selecting a TrueBalanceSM Asset Allocation Model in Section 2 or 10A.

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to DCA or Guarantee Period Accounts in Section 9).

If you selected the TrueReturnSM Accumulation Benefit or SureIncomeSM Withdrawal Benefit in Section 2, your investment choices may be limited. The allocation options in bold letters are not available. Please refer to the instruction page.

MONEY MARKET
_______% Morgan Stanley VIS Money Market
BOND
_______% Morgan Stanley VIS Limited Duration
_______% Morgan Stanley VIS Quality Income Plus
HIGH YIELD BOND
_______% Fidelity VIP High Income
BALANCED
_______% FTVIP Franklin Income Securities
_______% Morgan Stanley VIS Strategist
_______% Putnam VT The George Putnam Fund of Boston
_______% Van Kampen UIF Equity and Income
LARGE CAP VALUE
_______% AllianceBernstein Value
_______% Goldman Sachs VIT Growth and Income
_______% Morgan Stanley VIS Dividend Growth
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock Portfolio
_______% Van Kampen LIT Growth and Income
LARGE CAP BLEND
_______% Fidelity VIP Growth & Income
_______% Goldman Sachs VIT CORESM U.S. Equity
_______% Morgan Stanley VIS S&P 500 Index
LARGE CAP GROWTH
_______% AllianceBernstein Growth
_______% Fidelity VIP Contrafund(R)
_______% Morgan Stanley VIS Aggressive Equity
_______% Morgan Stanley VIS Equity
_______% Putnam VT Voyager
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen UIF Equity Growth
MID CAP VALUE
_______% FTVIP Mutual Shares Securities
_______% Goldman Sachs VIT Mid Cap Value
_______% Van Kampen UIF U.S. Mid Cap Value
MID CAP BLEND
_______% Fidelity VIP Mid Cap
MID CAP GROWTH
_______% FTVIP Franklin Flex Cap Growth Securities
_______% Van Kampen LIT Aggressive Growth
_______% Van Kampen UIF Mid Cap Growth
SMALL CAP VALUE
_______% AllianceBernstein Small/Mid Cap Value
SMALL CAP BLEND
_______% Goldman Sachs VIT CORESM Small Cap Equity
SMALL CAP GROWTH
_______% Van Kampen UIF Small Company Growth
GLOBAL AND INTERNATIONAL
_______% AllianceBernstein International Value
_______% FTVIP Mutual Discovery Securities
_______% FTVIP Templeton Foreign Securities
_______% Morgan Stanley VIS European Equity
_______% Morgan Stanley VIS Global Dividend Growth
_______% Putnam VT International Equity
_______% Van Kampen UIF Emerging Markets Equity
_______% Van Kampen UIF Global Franchise
SPECIALTY
_______% AllianceBernstein Utility Income
_______% Van Kampen UIF U.S. Real Estate
100 % TOTAL


-------------------------------------------------------------------------------
BD1995                                                    PAGE 4 OF 6 (05/05 v3)

                                                                       BD1995

11. Special Remarks - Insurance home office endorsements are not applicable in Pennsylvania. (Attach separate page if necessary.)

_____________________________________________________________________________

_____________________________________________________________________________

-------------------------------------------------------------------------------

12. Fraud Warnings - Please refer to the following required fraud warnings for your appropriate state.

For applicants in Arizona: Upon your written request we will provide you, within a reasonable period of time, reasonable factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return it within 30 days after it is delivered and receive a full refund of the monies paid.

For applicants in Arkansas: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

For applicants in Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For applicants in Louisiana: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Maine, Tennessee, and Virginia: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

For applicants in New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

For applicants in Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

For applicants in Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Puerto Rico: Any person who knowingly and with the intention to defraud includes false information in an application for insurance or file, assist or abet in the filing of a fraudulent claim to obtain payment of a loss or other benefit, or files more than one claim for the same loss or damage, commits a felony and if found guilty shall be punished for each violation with a fine of no less than five thousands dollars ($5,000), not to exceed ten thousands dollars ($10,000); or imprisoned for a fixed term of three (3) years, or both. If aggravating circumstances exist, the fixed jail term may be increased to a maximum of five (5) years; and if mitigating circumstances are present, the jail term may be reduced to a minimum of two (2) years.

-------------------------------------------------------------------------------

13.     Replacement Information

A. Do you have any existing annuity or life insurance contracts?  // Yes // No

B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? // Yes // No (If yes, please complete the following.)

        Company:____________________________            Policy No.:_____________
        Cost Basis Amount:$_________________            Policy Date:____________

C. Have you purchased another annuity during the current calendar year? // Yes // No

D. Do you or any joint owner currently own an annuity issued by the insurer?
// Yes  // No
-------------------------------------------------------------------------------
BD1995                                                    PAGE 5 OF 6 (05/05 v3)

                                                                       BD1995

14.  DISCLOSURES AND ACKNOWLEDGEMENTS
|_|I / We would like to receive a Statement of Additional Information (SAI)

Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

|_| I / We have read the disclosure statement above

|_| I / We Understand a copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

|_| I / We represent that my acknowledgments and statements provided in this application are complete and true to the best of my knowledge and belief.

|_| I / We acknowledge receipt of a variable annuity prospectus.

|_| I / We acknowledge any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I / We confirm these modifications.

|_| I / We have read the applicable Fraud Warning for my state in Section 12.

|_| I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including U.S. resident alien).
The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

The Internal Revenue Service does not require your consent to any provisions of this document other than the certification required to avoid backup withholding.

_______________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

_______________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------

________________________________________________________________________________________________________
Not FDIC,               Not Insured by any Federal      Not a           No Bank or Credit       May Lose
NCUA/NCUSIF Insured             Government Agency       Deposit            Union Guarantee        Value
________________________________________________________________________________________________________
                        Variable annuities are not protected by the Securities Investor Protection
                        Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________________________________



15.     For Agent Use

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

Sign Here

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

IMPORTANT: Please make sure client name and social security number appear on all client checks.

BD1995                                                    PAGE 6 OF 6 (05/05 v3)

Exhibit 5 (i)



                                                                       BD1993SUN

Application for                                Allstate Life Insurance Company
Allstate Advisor variable annuities            Std Mail: P.O. Box 80469 Lincoln, NE 68501-0469
Issued by Allstate Life Insurance Company      Express: 2940 S. 84th St Lincoln, NE 68506-4142
                                               Phone 1-800-203-0068 - Fax 866-628-1006



--------------------------------------------------------------------------------
1.SELECT            // ADVISOR    // ADVISOR PREFERRED
  PROGRAM             7-YR. SC    // Package I  // Package II  // Package III
                                    0-YR. SC      3-YR. SC       5-YR. SC
                                               //Program B    //Program B
FOR BROKER USE ONLY:   // Program A            // Program C   // Program C
                       // Program B
                       // Program C
*NOT AVAILABLE         // Program D
 IN ALL STATES

--------------------------------------------------------------------------------
2. SELECT OPTIONAL BENEFIT(S)
Optional Benefits are subject to certain age and other restrictions. May not be available in all states or with all products. Additional charges may apply. Refer to the prospectus for current charges approved under the contract.


Living Benefit Options

/ / TrueReturn/SM/ Accumulation Benefit (AB) - Select Guarantee Option 1 OR Guarantee Option 2. Investment restrictions apply. For more information, please refer to the instruction page:

        / / Guarantee Option 1.
            Rider Period: ________ years (8 - 20 years)

        / / Guarantee Option 2.
            Rider Period: ________ years (10 - 20 years)

/ / SureIncome/SM/ Withdrawal Benefit (WB) - Investment restrictions apply. For more information, please refer to the instruction page

Death Benefit Options - Select all that apply:

/ / Maximum Anniversary Value - Available for owners, annuitant, and co-annuitant age 0-79
/ / Enhanced Beneficiary Protection - Available for owners, annuitant, and co-annuitant age 0-79
/ / Earnings Protection Death Benefit - Available for owners, annuitant, and co-annuitant age 0-79
/ / Spousal Protection Benefit - Available for owners and annuitant age 0-90, and co-annuitant age 0-79 (limitations may apply)


3.   Owner - If no  Annuitant  is  specified in Section 5, the Owner will be the
     Annuitant.
                                        // Male         // Trustee      // Grantor
                                        // Female       // CRT          // Non-Grantor  / / Other_______
________________________________________________________________________________________________________
Name                                    Gender                  Owner Type

SS#/TIN _________________________       __________________      _______________________
                                        Date of Birth           Phone
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip

________________________________________________________________________________________________________
Mailing address (if different from above)       City                State               Zip



--------------------------------------------------------------------------------

4.   Joint Owner - (If any)

                                        // Male
                                        // Female
________________________________________________________________________________________________________
Name                                    Gender

SS#/TIN _________________________       ______________       _______________________
                                        Date of Birth        Relationship to Owner
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)              City                State               Zip


-------------------------------------------------------------------------------

For Home Office Use Only

BD1993SUN                                                    PAGE 1 OF 6 (05/05)

                                                                       BD1993SUN

5.   Annuitant - Complete only if different from the Owner listed above.

                                        // Male
                                        // Female
________________________________________________________________________________________________________
Name                                    Gender

SS#/TIN _________________________       ______________
                                        Date of Birth
________________________________________________________________________________________________________
Street Address(no PO Boxes or C/O)                City                State               Zip

                                                                                // Male
                                                                                // Female
________________________________________________________________________________________________________
Co-Annuitant Name               SSN/TIN         Date of Birth                   Gender
(Complete only if Spousal Protection Benefit is selected in Section 2.)

-------------------------------------------------------------------------------


6. Beneficiary(ies) - Spouse must be the sole Primary Beneficiary if the Spousal Protection Benefit is selected in Section 2.

1.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
2.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
3.____________________________________________________________________________________________________%
  Primary Name         SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip
4.____________________________________________________________________________________________________%
  Contingent Name      SS/TIN           Date of Birth      Relationship to Owner           Percentage
  ____________________________________________________________________________________________________
  Street Address (No PO Boxes or C/O)                    City            State           Zip

------------------------------------------------------------------------------

7.   CITIZENSHIP - If more space is necessary, use special remarks section

Are the following Parties U.S. Citizens? - If "NO" Complete Below

Owner           / / Yes         / / No          Joint Owner             / / Yes         / / No
Annuitant(s)    / / Yes         / / No          Beneficiary(ies)        / / Yes         / / No

1. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

2. ___________________________________________________________________________________________________
   Name                                 Party (e.g. "Owner)                     Country
   ___________________________________________________________________________________________________
   Permanent Resident Card Number                               Visa Number and Type
   (Attach copy if available)                                   (Attach copy if available)

--------------------------------------------------------------------------------

8.      Type of Plan

// Nonqualified  // Traditional IRA  // SEP-IRA  // Roth IRA  // Other _________________
Tax year for which IRA contribution is being made _____  Contribution by: // Employer // Individual

-------------------------------------------------------------------------------
BD1993SUN                                                    PAGE 2 OF 6 (05/05)

                                                                       BD1993SUN

9.   Initial Payment

Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company.

A.   Source of Payment

        // Initial Payment  // Transfer  // Rollover  // 1035 Exchange

B.   Method of Payment

        // Personal Check  // Cahier's Check/Money Order  // 3rd Party Check  // Wire   / / Other _________

C.   Allocation of Payment - COMPLETE ONE OF THE FOLLOWING THREE OPTIONS

     C1. This option only available if SELECTING the TrueReturn/SM/ or SureIncome/SM/ Benefits in Section 2. Allocations must be whole percentages and total 100%. If NOT selecting TrueReturn/SM/ or SureIncome/SM/ Benefits, move to options 2 or 3 below.

     / / _____% of purchase payment allocated to the Variable Subaccount(s) selected in Section 10.

     / / _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) selected in Section 10. All money must be transferred out of the DCA Account by the end of the selected installment period.

                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     C2. This option only available if NOT SELECTING the TrueReturn/SM/ or SureIncome/SM/ Benefits in Section 2. Allocations must be whole percentages and total 100%.

     / / _____% of purchase payment allocated to the Variable Subaccount(s) selected in Section 10.

     / / _____% of purchase payment allocated to the DCA Account*. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Subaccount(s) selected in Section 10. All money must be transferred out of the DCA Account by the end of the selected installment period.


                Select ONE:     / / 6-month DCA Account in ________ (3-6) monthly installments
                                / / 12-month DCA Account in ________ (7-12) monthly installments

     / /  _____% of purchase payment allocated to the Guarantee Period Accounts*. Allocations must be whole  percentages

                Portion to allocate to Guarantee Period Accounts**
                                                                / / 1-Year Guarantee Period  ________ %
                                                                / / 3-Year Guarantee Period  ________ %
                                                                / / 5-Year Guarantee Period  ________ %
                                                                / / 7-Year Guarantee Period  ________ %
                                                                / / 10-Year Guarantee Period ________ %



     / / Growback Strategy* - This option available only if NOT SELECTING TrueReturn/SM/ or SureIncome/SM/ Benefits in Section 2.A portion of purchase payment allocated to the (select one) / / 3 / / 5 / / 7 or / / 10 Year Guarantee Period Account** and the remainder allocated to the Variable Subaccount(s). The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers.

          This strategy may be terminated or modified at any time by the insurer (except in OR and WA) or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available in all states or with all products.

** The 3, 5, 7, and 10-year Guarantee Period Accounts are subject to Market Value Adjustment (MVA). MVA accounts are not standard fixed accounts and do not have a contractually guaranteed minimum interest rate. See contract or prospectus for more details. Guarantee Period Accounts may not be available in all products. IMPORTANT - MVA does not apply in GA, MD, OR, TX, and WA. The 1-year guarantee period account is not available in MA.

--------------------------------------------------------------------------------
BD1993SUN                                                    PAGE 3 OF 6 (05/05)

                                                                       BD1993SUN

10.  Investment  Choices

Allocations must be in whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts in Section 9)

If you are also selecting the TreueReturn/SM/ Accumulation Benefit or the SureIncome/SM/ Withdrawal Benefit (see Section 2), your allocation options may be limited. Please refer to the instruction page.

Money Market
_______% Putnam VT Money Market
_______% Van Kampen LIT Money Market
Bond
_______% FTVIP Franklin U.S. Government
_______% Oppenheimer Core Bond/VA
_______% Oppenheimer Strategic Bond/VA
_______% Putnam VT Income
_______% STI Classic Investment Grade Bond
High Yield Bond
_______% Lord Abbett Series Fund - Bond-Debenture
_______% Oppenheimer High Income/VA
_______% Putnam VT High Yield
Balanced
_______% FTVIP Franklin Income Securities
_______% Oppenheimer Balanced/VA
_______% Putnam VT The George Putnam Fund of Boston
_______% Putnam VT Global Asset Allocation
_______% Van Kampen UIF Equity and Income
Large Cap Value
_______% FTVIP Franklin Growth and Income Securities
_______% Lord Abbett Series Fund - All Value
_______% Lord Abbett Series Fund - Growth and Income
_______% Putnam VT Growth and Income
_______% STI Classic Growth and Income
_______% STI Classic Value Income Stock
_______% Putnam VT New Value
_______% Van Kampen LIT Comstock
_______% Van Kampen LIT Growth and Income
Large Cap Blend
_______% Oppenheimer Main Street/VA
_______% Putnam VT Investors
Large Cap Growth
_______% FTVIP Franklin Large Cap Growth Securities
_______% Oppenheimer Capital Appreciation/VA
_______% Putnam VT Voyager
_______% STI Classic Capital Appreciation
_______% Van Kampen LIT Emerging Growth
_______% Van Kampen UIF Equity Growth
Mid Cap Value
_______% FTVIP Mutual Shares Securities
_______% Lord Abbett Series Fund - Mid-Cap Value
_______% Van Kampen UIF U.S. Mid Cap Value
Mid Cap Growth
_______% Lord Abbett Series Fund Growth Opportunities
_______% Oppenheimer Aggressive Growth/VA
_______% Putnam VT Vista
_______% STI Classic Capital Appreciation
_______% Van Kampen LIT Aggressive Growth
Small Cap Value
_______% FTVIP Franklin Small Cap Value Securities
_______% STI Classic Small Cap Value Equity
Small Cap Blend
_______% Oppenheimer Main Street Small Cap/VA
Small Cap Growth
_______% Van Kampen UIF Small Company Growth
Global and International
_______% FTVIP Templeton Developing Markets Securities
_______% FTVIP Templeton Foreign Securities
_______% Oppenheimer Global Securities/VA
_______% Putnam VT International Equity
_______% STI Classic International Equity
_______% Van Kampen UIF Global Franchise
Specialty
_______% Van Kampen UIF Emerging Markets Debt
_______% Van Kampen UIF U.S. Real Estate
100 % TOTAL

-------------------------------------------------------------------------------
BD1993SUN                                                    PAGE 4 OF 6 (05/05)

                                                                       BD1993SUN

11. Special Remarks - Insurance home office endorsements are not applicable in Pennsylvania. (Attach separate page if necessary.)

_____________________________________________________________________________

_____________________________________________________________________________

-------------------------------------------------------------------------------

12. Fraud Warnings - Please refer to the following required fraud warnings for your appropriate state.

For applicants in Arizona: Upon your written request we will provide you, within a reasonable period of time, reasonable factual information concerning the benefits and provisions of the annuity contract to you. If for any reason you are not satisfied with the contract, you may return it within 30 days after it is delivered and receive a full refund of the monies paid.

For applicants in Arkansas: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in the District of Columbia: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Florida: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

For applicants in Kentucky: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For applicants in Louisiana: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Maine, Tennessee, and Virginia: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

For applicants in New Jersey: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For applicants in New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties. For applicants in Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

For applicants in Pennsylvania: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

For applicants in Puerto Rico: Any person who knowingly and with the intention to defraud includes false information in an application for insurance or file, assist or abet in the filing of a fraudulent claim to obtain payment of a loss or other benefit, or files more than one claim for the same loss or damage, commits a felony and if found guilty shall be punished for each violation with a fine of no less than five thousands dollars ($5,000), not to exceed ten thousands dollars ($10,000); or imprisoned for a fixed term of three (3) years, or both. If aggravating circumstances exist, the fixed jail term may be increased to a maximum of five (5) years; and if mitigating circumstances are present, the jail term may be reduced to a minimum of two (2) years.


-------------------------------------------------------------------------------

13.     Replacement Information

A. Do you have any existing annuity or life insurance contracts?  // Yes // No

B. Will the annuity applied for replace one or more existing annuity or life insurance contracts? // Yes // No (If yes, please complete the following.)

        Company:____________________________            Policy No.:_____________
        Cost Basis Amount:$_________________            Policy Date:____________

C. Have you purchased another annuity during the current calendar year? // Yes // No

D. Do you or any joint owner currently own an annuity issued by the insurer?
// Yes  // No
-------------------------------------------------------------------------------
BD1993SUN                                                    PAGE 5 OF 6 (05/05)

                                                                       BD1993SUN

14.     Owner's Acknowledgements

/ / I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI)

Annuities and insurance products are not insured by the Federal Deposit Insurance Corporation (FDIC), Federal Reserve Board, National Credit Union Association (NCUA), National Credit Union Share Insurance Fund (NCUSIF), or any other agency of the United States, or the bank or credit union, or an affiliate of the bank or credit union. Annuities are not obligations of any bank. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S. government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.

|_| I / We have read the disclosure statement above
|_| I / We Understand a copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.
|_| I / We represent that my acknowledgments and statements provided in this application are complete and true to the best of my knowledge and belief.
|_| I / We acknowledge receipt of a variable annuity prospectus.
|_| I / We acknowledge any additions or corrections to this application are subject to my approval. By accepting the annuity issued, I / We confirm these modifications.
|_| I / We have read the applicable Fraud Warning for my state in Section 12. |_| I / We understand that annuity payments or surrender values, when based upon the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. I understand that withdrawals made prior to the end of a guarantee period for the MVA fixed account may be subject to a Market Value Adjustment (MVA) which may be positive or negative.

SUBSTITUTE FORM W-9
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
(IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including U.S. resident alien).

The penalty of perjury certification applies only to the certifications in this substitute Form W-9.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

Sign Here

___________________________________________________________________________
Owner's Signature                       Joint Owner's Signature

___________________________________________________________________________
Signed at: City, State                  Date

------------------------------------------------------------------------------


________________________________________________________________________________________________________
Not FDIC,               Not Insured by any Federal      Not a           No Bank or Credit       May Lose
NCUA/NCUSIF Insured             Government Agency       Deposit            Union Guarantee        Value
________________________________________________________________________________________________________
                        Variable annuities are not protected by the Securities Investor Protection
                        Corporation (SIPC) as to the loss of the principal amount invested.
________________________________________________________________________________________________________

15.     For Agent Use

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? // Yes // No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? // Yes // No

Sign Here

_____________________________________________________________________________
Licensed Agent Signature         Print name         Broker/Dealer

_____________________________________________________________________________
Social Security Number (required)  Address

_____________________________________________________________________________
Licensed I.D. #                  E-mail address      Telephone

IMPORTANT: Please make sure client name and social security number appear on all client checks.

BD1993SUN                                                    PAGE 6 OF 6 (05/05)